UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 2, 2002



                           NEBRASKA BOOK COMPANY, INC.
             (Exact name of registrant as specified in its charter)



            KANSAS                   333-48221                   47-0549819
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of Principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)



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     ITEM 5.  OTHER EVENTS

     On August 2, 2002, NBC Acquisition Corp. (the sole shareholder of Nebraska Book Company, Inc.) issued a press release announcing that investment funds affiliated with Haas Wheat & Partners, L.P. and certain other shareholders of NBC Acquisition Corp. had completed a transaction to sell an aggregate of approximately 33% of the issued and outstanding shares of NBC Acquisition Corp. to certain funds affiliated with Weston Presidio Capital. The transaction was originally reported, pending closing, in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2002.


     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

           99.1  Press Release, dated August 2, 2002.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 5, 2002.



                                             NEBRASKA BOOK COMPANY, INC.



                                             /s/  Mark W. Oppegard
                                             -----------------------------------
                                             Mark W. Oppegard
                                             President, Chief Executive Officer
                                             and Director



                                             /s/  Alan G. Siemek
                                             -----------------------------------
                                             Alan G. Siemek
                                             Senior Vice President of Finance
                                             and Administration, Chief Financial
                                             Officer, Treasurer and Assistant
                                             Secretary